UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Gay Street, Suite 1610, Knoxville, TN 37929

(Address of Principal Executive Offices) (Zip Code)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ed Pershing – Appointment as Chief Executive Officer

On April 10, 2024, the Board of Directors (the “Board”) of Provectus Biopharmaceuticals, Inc. (the “Company”) appointed Ed Pershing as the Company’s Chief Executive Officer effective April 16, 2024. He will continue to serve as Chairman of the Board of the Company.

Mr. Pershing, 71, has served as the Chairman of the Company since 2018. He co-founded Pershing Yoakley & Associates (“PYA”) in 1983 and was its President and CEO until his retirement from the firm in 2019. PYA is a top 20 healthcare consulting and top 100 accounting firm in the U.S., growing from a three-employee office to more than 350 employees and four affiliate companies serving more than 3,500 clients in all 50 states. Mr. Pershing’s healthcare experience and expertise include turnaround and performance improvement initiatives, long-range planning studies, development of numerous hospital and medical office projects, restructuring of healthcare organizations, liaison between boards of directors and management, mergers, acquisitions, divestitures, and leasing arrangements. He also served as an expert witness on healthcare industry matters and represented healthcare organizations before federal and state regulatory agencies.

Mr. Pershing does not have a family relationship with any of the current officers or directors of the Company.

In connection with the appointment of Mr. Pershing, on April 16, 2024, the Company and Mr. Pershing entered into an employment agreement (the “Pershing Employment Agreement”), pursuant to which Mr. Pershing will serve as CEO of the Company and will perform duties and services including but not limited to setting the tone at the top, articulating and championing the Company’s vision, developing and leading an effective management team, and pursuing and executing the vision cooperatively with the Board and Company officers and employees. In consideration for such services, Mr. Pershing will be paid $240,000 per calendar year. The Pershing Employment Agreement has a potential change-in-control severance payment as a material term of the agreement.

The Pershing Employment Agreement contains customary confidentiality, non-competition, employee non-solicitation, and indemnification provisions.

The foregoing description of the Pershing Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Pershing Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Dominic Rodrigues – Appointment as President

On April 10, 2024, the Board appointed Dominic Rodrigues as the Company’s President effective April 16, 2024. In this role, Mr. Rodrigues will continue to serve as the Company’s principal executive officer. He will continue to serve as Vice Chairman of the Board of the Company. Effective April 16, 2024, the Company and Mr. Rodrigues mutually terminated the independent contractor agreement, dated as of March 25, 2024, pursuant to which Mr. Rodrigues served as the primary business operations consultant of the Company.

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Mr. Rodrigues, 55, has served as a member of the Board since 2017, its Vice Chairman since 2018, the Company’s chief operating consultant in 2024, and previously as Chairman from 2017 to 2018. Mr. Rodrigues worked in management consulting and corporate development in science and technology-driven industries prior to joining the Board of the Company. He also was a finance professor at the University of Nevada, Las Vegas, a venture capitalist at defense contractor SAIC, a currency derivatives trader at Bank of Montreal, and a project manager and engineer at Jacques Whitford. Mr. Rodrigues holds business, economics, engineering, and public policy degrees from The Wharton School, London School of Economics, MIT, and University of Toronto.

Mr. Rodrigues does not have a family relationship with any of the current officers or directors of the Company.

In connection with the appointment of Mr. Rodrigues, on April 16, 2024, the Company and Mr. Rodrigues entered into an employment agreement (the “Rodrigues Employment Agreement”), pursuant to which Mr. Rodrigues will serve as President of the Company and will perform duties and services including but not limited to leading, managing, coordinating, and/or overseeing the Company’s different biotechnology company business functions including but not limited to drug discovery, clinical development, clinical operations, regulatory strategy and affairs, intellectual property, drug substance/product manufacturing, business/corporate development, and investor/publication relations. In consideration for such services, Mr. Rodrigues will be paid $240,000 per calendar year. The Rodrigues Employment Agreement has a potential change-in-control severance payment as a material term of the agreement.

The Rodrigues Employment Agreement contains customary confidentiality, non-competition, employee non-solicitation, and indemnification provisions.

The foregoing description of the Rodrigues Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Rodrigues Employment Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On April 16, 2024, the Company issued a press release (the “Press Release”) announcing the appointments of Mr. Pershing as Chief Executive Officer and Mr. Rodrigues as President. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This information and the information contained in Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Pershing Employment Agreement, dated April 16, 2024, between the Company and Ed Pershing.

10.2	Rodrigues Employment Agreement, dated April 16, 2024, between the Company and Dominic Rodrigues.

99.1	Press Release, dated April 16, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2024

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Heather Raines
Heather Raines, CPA
Chief Financial Officer

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